UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549


                                    FORM  8-K

                                 CURRENT  REPORT

     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date  of  Report  (Date  of  earliest  event  reported):   April 10,  2000
                                                                ----------------

                          Pacific Engineering Systems, Inc.

           (Exact  name  of  registrant  as  specified  in  its  charter)

                                     Delaware

                  (State  or  other  jurisdiction  of  incorporation)

              0-25401                                    65-0720846
        ---------------------                     -------------------------
      (Commission File Number)                 (IRS Employer Identification No.)

                  1268 N. Lakeview Avenue, Anaheim, California  92807
           ---------------------------------------------------------------------
              (Address  of  principal  executive  offices)     (Zip  Code)

                                    (714) 777-1000
                              -------------------------
               Registrant's  telephone  number,  including  area  code:




                                           N/A
                            ---------------------------------
                      (Former  name,  address  and  telephone  number)

ITEM  3.     BANKRUPTCY OR RECEIVERSHIP


     Pacific Engineering Systems, inc., filed a Chapter 7 Bankruptcy petition on April 7, 2000. The relevant information is as follows:

     1.  Type of bankruptcy:  Chapter 7.

     2.  Date of filing:  April 7, 2000.

     3.  Case No.  SA 00-12848LR.

     4. Court: U.S. Bankruptcy Court, Central District of California, 411 W. Fourth Street, Suite 2030, Santa Ana, California 92701-4593.

     5.  Judge:  Honorable Lynn Riddle, U.S. Bankruptcy Judge.

     6. Trustee: Richard Marshack, 8001 Irvine Center Drive, Suite 900, Irvine, California 92618-2921, (949) 864-0400.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PACIFIC ENGINEERING SYSTEMS, INC.,
                                    a Delaware corporation

                                    By  /s/  Gregory M. Magda
                                    -------------------------------------
                                    Gregory M. Magda,  President


Date:  April 10, 2000